UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: February 26, 2008
SOLUTIA INC.
(Exact Name of Registrant as Specified in their charter)

DELAWARE	001-32322	43-1781797
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation or Organization)		Identification No.)
575 Maryville Centre Drive, P.O. Box 66760, St. Louis, Missouri 63166-6760
(Address of Principal Executive Offices)
(314) 674-1000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	REGULATION FD DISCLOSURE
On December 17, 2003, Solutia, Inc. (“Solutia”) and its fourteen U.S. subsidiaries filed voluntary petitions for relief under Chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). In a hearing in the Bankruptcy Court on February 26, 2008, a representative of Solutia informed the Bankruptcy Court of a financial performance measure for January 2008. It was stated that Solutia’s Earnings Before Interest, Taxes, Depreciation, Amortization and Reorganization costs (“EBITDAR”) was approximately $42 million compared to EBITDAR of $35 million for January 2008 that was projected by Solutia when Solutia prepared its 2008 full year projections in its Disclosure Statement dated October 19, 2007 (the “Disclosure Statement”). To view the Disclosure Statement, please visit http://www.solutia.com/reorganization. It was also stated that Solutia had EBITDAR of $27 million for the month of January 2007.
Cautionary Note
Solutia’s results for January 2008 are not necessarily indicative of its financial performance for any future period including the first quarter of 2008 or the year ended December 31, 2008 and there is no guarantee that Solutia will achieve its projected financial performance for 2008 or other future periods set forth in the Disclosure Statement. Solutia is in no way updating or reaffirming any projections.
There are numerous factors that can effect the performance of the Company’s business, including the risks and uncertainties described in the Disclosure Statement and Solutia’s most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q including under “Cautionary Statement About Forward Looking Statements,” and “Risk Factors” and in filings with the Bankruptcy Court. These reports can be accessed through the “Investors” section of Solutia’s website at www.solutia.com. The Bankruptcy Court filings can be accessed by visiting www.trumbullgroup.com.
See Section X of the Disclosure Statement “”Projections” for cautionary language regarding the projections.
Non-Gaap Financial Measures
Solutia uses certain non-GAAP financial measures in evaluating the performance of its business. These non-GAAP measures include EBITDAR. Solutia uses these non-GAAP financial measures in assessing the performance of its ongoing operations and liquidity and in planning and forecasting future periods. These non-GAAP financial measures also facilitate management’s internal comparisons to Solutia’s historical operating results. A reconciliation from EBITDAR to net income for the periods discussed above is set forth on Exhibit 99.1 hereto. EBITDAR is not a measure of liquidity calculated in accordance with accounting principles generally accepted in the United States, and should be viewed as a supplement to — not a substitute for — our results of operations presented on the basis of accounting principles generally accepted in the United States. Furthermore, EBITDAR is not necessarily comparable to similarly-titled measures reported by other companies.

Item 9.01	— FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
     (d) Exhibits
99.1	Reconciliation

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 27, 2008

SOLUTIA, INC.
By:	/s/ Rosemary L. Klein
	Name:	Rosemary L. Klein
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.

99.1	Reconciliation